UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2005

EDUCATE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50952	37-1465722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fleet Street, Baltimore, Maryland 21202

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (410) 843-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Results of Operation and Financial Condition

Item 2.02. Results of Operation and Financial Condition

On July 28, 2005, Educate, Inc. (“Educate”) issued a press release announcing its financial results for the second quarter ended June 30, 2005. A copy of Educate’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Educate, Inc. Press Release dated July 28, 2005 announcing results for the second quarter ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATE, INC.

/s/ Kevin Shaffer
Name:	Kevin Shaffer
Title:	Chief Financial Officer

Date: July 28, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated July 28, 2005